EXHIBIT 10.9


                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 13th day of June, 2005, by and between Chinamerica Fund, LP and Steven Taylor (collectively, the "Purchaser") and CHINA AGRITECH, INC., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to sell to the Purchaser and the Purchaser desire to purchase from the Company 235,516 shares of Common Stock of the Company, par value $.001 per share (the "Shares"), in reliance upon Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "Act") and upon the terms, provisions, and conditions and for the consideration hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the premises and mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby represent, warrant, covenant, and agree as follows:

Section 1. Issuance and Sale of Shares.

     Based upon the representations, warranties, and covenants and subject to the terms, provisions, and conditions contained in this Agreement, the Company agrees to sell, issue and deliver to the Purchaser the Shares, free and clear of all liens, pledges, encumbrances, security interests, and adverse claims, and the Purchaser agree to purchase the Shares from the Company for the consideration hereinafter set forth.

Section 2. Number of Shares; Purchase Price; Adjustments; and Use of Proceeds.

     Upon execution hereof, the Purchaser shall purchase, and the Company shall sell, issue and deliver to the Purchaser, 235,516 Shares at a purchase price of $1.4861 per Share as set forth on Schedule A hereto. The total purchase price of $350,000 shall be placed into escrow immediately upon signing this Agreement. Upon the filing of a registration statement covering the shares subscribed for by the Purchaser in a manner more fully described in Section 7 herein, the total purchase price shall be released from escrow. Once released, $350,000 shall be deposited into an escrow according to this Section as described below.

     The Company hereby agrees to use the proceeds of the purchase of the Shares hereunder by the Purchaser for implementation and execution of a corporate communications program. with respect to the proceeds to be expended by the Company in connection with corporate communications program, the Company hereby agrees: (A) to expend $350,000 of the proceeds of the Purchasers' acquisition of Shares on such program (the "Program Funds"); and (B) the Program Funds will be


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held back by the Escrow Agent (defined  below) and not released unless and until the Company shall have entered into a separate escrow agreement with the Escrow Agent (to which each Purchaser is a party), providing for the retention of the Program Funds and timely and orderly disposition thereof. It is expressly understood that under such separate escrow agreement the Company shall have the sole authority to select the recipients of such program funds and the approximate timing of their disbursement by the escrow agent.

Section 3. The Closing.

     Upon execution of this Agreement, the Company shall deliver to the Purchaser certificates evidencing the Shares determined to be purchased by the Purchaser hereunder. Such certificates shall be issued in the name of Purchaser (the "Closing"). Immediately upon Closing and delivery to the Purchasers of the foregoing certificates, the Purchasers shall deliver to Securities Transfer Corporation, as the Company's escrow agent (the "Escrow Agent") the aggregate purchase price payable for the Shares acquired by the Purchasers hereunder (the "Purchase Price"). The release of the Purchase Price shall be effected in accordance with the terms of this Agreement and an escrow agreement to be entered into by and among the Escrow Agent, the parties hereto and such other parties referenced therein (the "Escrow Agreement").

Section 4. Representations and Warranties of the Purchaser.

     Each Purchaser acknowledges and understands that the Shares are being acquired for investment in a transaction undertaken in reliance upon the exemption from registration under Rule 506 of Regulation D under the Act. Each Purchaser hereby represents and warrants to the Company that:

     a) The Purchaser is acquiring the Shares solely for investment purposes and not with a view to, or for resale in connection with, any distribution thereof or with any present intention of distributing or selling any of the Shares, except in accordance with applicable provisions of the Act.

     b) The Purchaser will hold the Shares subject to all of the applicable provisions of the Act, and Purchaser will not at any time make any sale, transfer, or other disposition of the Shares in contravention of said Act (references herein to the Act shall include the rules and regulations thereunder).

     c) The Purchaser acknowledges that it must bear the economic risk of its investment in the Shares for an indefinite period of time since issuance of the Shares has not been registered under the Act and that the Shares therefore cannot be sold or transferred unless such sale or transfer is registered under the Act or an exemption from the registration requirements of the Act is available.

     d) The sale of the Shares to Purchaser is being made without any public solicitation or advertisements.


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Section 5. Representations and Warranties of the Company.

     The Company hereby represents and warrants to each Purchaser as follows, it being understood that each reference to the Company hereafter with respect to each such representation and warranty shall pertain to the Company and any direct and indirect subsidiaries:

     5.1. Organization, Standing and Power.

     The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated. The Company has the requisite corporate power and authority to carry on its business as now being conducted. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a Company Material Adverse Effect (defined below). For purposes of this Agreement, the term "Company Material Adverse Effect" means any material adverse effect with respect to the Company, taken as a whole, or any change or effect that adversely, or is reasonably expected to adversely, affect the ability of the Company to maintain its current business operations or to consummate the transactions contemplated by this Agreement in any material respect.

     5.2. Validity of Transaction; Consents.

     This Agreement and each other agreement contemplated hereby to which the Company is a party (the "Ancillary Agreements") are valid and legally binding obligations of the Company, enforceable in accordance with their respective terms against the Company, except as limited by bankruptcy, insolvency and similar laws affecting creditors generally, and by general principles of equity. At the time that the Shares are sold, assigned, transferred and conveyed to Purchaser pursuant to this Agreement, the Shares will be duly authorized, validly issued, fully paid and nonassessable. The execution, delivery and performance of this Agreement have been duly authorized by the Company and will not violate any applicable federal or state law, any order of any court or government agency or the articles or certificate of incorporation of the Company. The execution, delivery and performance of this Agreement and each Ancillary Agreement by the Company will not result in any breach of or default under, or result in the creation of any encumbrance upon any of the assets of the Company pursuant to the terms of any agreement by which the Company or any of its respective assets may be bound. No consent, approval or authorization of, or registration or filing with any governmental authority or other regulatory agency, is required for the validity of the execution and delivery by the Company of this Agreement, any Ancillary Agreement or any other documents related hereto or thereto.

     5.3. Capital Structure.

     The authorized capital stock of the Company consists of 100 million shares of common stock, par value $.001 per share (previously defined as the "Shares"). On the date of Closing (the "Closing Date"), there will be 14,342,911 Shares issued and outstanding. The Shares and any other outstanding shares of capital stock of the Company will have been duly authorized and validly issued, and will


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be fully paid and nonassessable and not subject to preemptive or similar rights.
No bonds debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the stockholders of the Company may vote are issued or outstanding. The Company does not have, and at Closing will not have, any outstanding option, warrant, call, subscription or other right, agreement or commitment which either (a) obligates the Company to issue, sell or transfer, repurchase, redeem or otherwise acquire or vote any shares of the capital stock of the Company, or (b) restricts the voting, disposition or transfer of shares of capital stock of the Company. There are no outstanding stock appreciation rights or similar derivative securities or rights of the Company.

     5.4. Authority: Noncontravention.

     The Company has the requisite corporate power and authority to enter into this Agreement and any Ancillary Agreements. The Company has the requisite corporate power and authority to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and any Ancillary Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of Purchaser, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies and to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The execution and delivery of this Agreement and any Ancillary Agreements do not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not, (a) conflict with any of the provisions of the charter documents or bylaws of the Company,
(b) subject to the governmental filings and other matters referred to in the following sentence, conflict with, result in a breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of first refusal, termination, cancellation or acceleration of any obligation (including to pay any sum of money) or loss of a benefit under, or require the consent of any person under, any indenture or other agreement, permit, concession, ground lease, franchise, license or similar instrument or undertaking to which the Company is a party or by which the Company or any of the assets of either entity are bound, result in the creation or imposition of a material Lien or other restriction or encumbrance on any material asset of the Company, which, singly or in the aggregate, would have a Company Material
Adverse Effect, or (c) subject to the governmental filings and other matters referred to in the following sentence, violate any domestic or foreign law, rule or regulation or any order, writ, judgment, injunction, decree, determination or award currently in effect except for such violations, which, singly or in the aggregate, would only have an immaterial effect. Except as otherwise required by applicable state or federal securities laws, no consent, approval or authorization of, or declaration or filing with, or notice to, any domestic or foreign governmental agency or regulatory authority (a "Governmental Entity") or


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any third  party  which has not been  received  or made,  is required by or with respect to the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions
contemplated   hereby,   except   for   consents,   approvals,   authorizations,
declarations, filings and notices that, if not obtained or made, will not, individually or in the aggregate, result in a Company Material Adverse Effect. "Lien" means, collectively, all material pledges, claims, liens, charges, mortgages, conditional sale or title retention agreements, hypothecations, collateral assignments, security interests, easements and other encumbrances of any kind or nature whatsoever.

     5.5. Absence of Certain Changes or Events; No Undisclosed Material Liabilities.

     The Company does not have any loans or liabilities from any financial institutions in any jurisdictions.

     5.6. Compliance with Applicable Laws.

     The Company has and after giving effect to the transactions contemplated hereby will have in effect all federal, state, local and foreign governmental approvals, authorizations, certificates, filings, franchises, licenses, notices, permits and rights ("Permits") necessary for it to own, lease or operate its properties and assets and to carry on its business as now conducted, and to the knowledge of the Company there has occurred no default under any such Permit, except for the lack of Permits and for defaults under Permits which individually or in the aggregate would not have a Company Material Adverse Effect. To the Company's knowledge, the Company is in compliance with, and has no liability or obligation under, all applicable statutes, laws, ordinances, rules, orders and regulations of any Governmental Entity, including any liability or obligation to undertake any remedial action under hazardous substances laws, except for instances of non-compliance, liabilities or obligations, which individually or in the aggregate would only have an immaterial effect.

     5.7. Litigation, etc.

     As of the date hereof, (a) there is no suit, claim, action or proceeding (at law or in equity) pending or, to the knowledge of the Company, threatened against the Company (including, without limitation, any product liability claims) before any court or governmental or regulatory authority or body, and
(b) the Company is not subject to any outstanding order, writ, judgment, injunction, order, decree or arbitration order that, in any such case described in clauses (a) and (b), (i) could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or (ii) involves an allegation of criminal misconduct or a violation of the Racketeer and Influenced Corrupt Practices Act, as amended. As of the date hereof, there are no suits, actions, claims or proceedings pending or, to the Company's knowledge, threatened, seeking to prevent, hinder, modify or challenge the transactions contemplated by this Agreement.

     5.8. Disclosure.

     The representations and warranties and statements of fact made by the Company in this Agreement are accurate, correct and complete in every respect and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.


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Section 6. Survival of Representations and Warranties.

     All representations, warranties, covenants, and agreements contained herein shall not be discharged or dissolved upon, but shall survive the Closing and shall be unaffected by any investigation made by any party at any time.

Section 7. Registration Rights

     7.1. Registration by the Company.

     (a) Mandatory Registration. As promptly as practicable (but in no event later than 180 days) after the date of this Agreement, the Company shall file a registration statement (the "Registration Statement") with the Commission under the Act relating to the Shares.

     (b) Registration Statement Form. Registrations under this Section 7.1 shall be on such appropriate registration form of the Commission as shall be reasonably selected by the Company and approved by each Purchaser, which approval shall not be unreasonably withheld. The Company shall provide drafts of the Registration Statement proposed to be filed by it to the Purchaser in advance of the filing thereof and provide the Purchaser with a reasonable amount of time to review and comment on the same prior to its filing.

     (c) Effective Registration Statement. A registration required pursuant to this Section 7.1 shall not be deemed to have been effected (i) unless the Registration Statement has been declared effective by the Securities and Exchange Commission (the "Commission") and has remained effective in compliance with the provisions of the Act with respect to the disposition of all of the Shares covered by such Registration Statement until such time as all of the Shares have been disposed of in accordance with the intended methods of disposition by each Purchaser set forth in such Registration Statement (unless the failure to so dispose of such Shares shall be caused solely by reason of a failure on the part of the Purchaser).

     7.2. Priority Registrations.

     Notwithstanding anything else set forth herein and subject to the limitations set forth below, the Registration Statement may include, in addition to the Shares, other securities of the Company which are proposed to be sold for the account of the Company or any other stockholders thereof.

     7.3. Registration Procedures.

     The Company shall, as expeditiously as possible:

     a) prepare and file with the Commission the requisite Registration Statement to effect such registration and thereafter use its reasonable best efforts to cause such Registration Statement to be declared effective by the Commission;


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     b) prepare and file with the Commission  such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the disposition of all the Shares covered by such Registration Statement until the earlier of the time as all of such Shares have been disposed of in accordance with the intended methods of disposition by the Purchaser set forth in such Registration Statement or the date that the Shares are eligible for resale pursuant to the provisions of Rule 144 under the Act;

     c) furnish such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Act, in conformity with the requirements of the Act, and such other documents, as the Purchaser may reasonably request;

     d) use its reasonable best efforts (i) to register or qualify the Shares under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as Purchaser shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and
     (iii) to take any other action which may be reasonably necessary or advisable to enable the Purchaser to consummate the disposition in such jurisdictions of the securities to be sold by the Purchaser, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

     e) use its reasonable best efforts to cause all Shares covered by such Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Purchaser to enable the Purchaser to consummate the disposition of such Shares;

     f) notify the Purchaser at any time when a prospectus relating thereto is required to be delivered under the Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of the Purchaser promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Purchaser of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;


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     g) otherwise use its reasonable  best efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders simultaneously with its disclosure to the public, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder, and promptly furnish to Purchaser a copy of any amendment or supplement to such Registration Statement or prospectus;

     h) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all the Shares covered by such Registration Statement from and after a date not later than the effective date of such registration; and

     i) use its reasonable best efforts to list the Shares on any national securities exchange on which the shares of the same class covered by such Registration Statement are then listed and, if no such shares are so listed, on any national securities exchange on which the common stock is then listed.

     Each Purchaser agrees by acquisition of the Shares that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (f) of this Section 7.3, such holder will forthwith discontinue such disposition of the Shares pursuant to the Registration Statement until Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (f) of this Section 7.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to the Shares current at the time of receipt of such notice.

     7.4. Indemnification.

     (a) Indemnification by the Company. The Company will, and hereby does, indemnify and hold harmless, in the case of the Registration Statement filed pursuant to Section 7.1, each Purchaser and its respective directors, officers, partners, agents and affiliates, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser or any such director, officer, partner, agent, affiliate or controlling person may become subject under the Act or otherwise, including, without limitation, the fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse such Purchaser and each such director, officer, partner, agent, affiliate and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or


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     proceeding;  provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Purchaser or any such director, officer, partner, agent, affiliate or controlling person and shall survive the transfer of such securities by the Purchaser.

     (b) Indemnification by the Purchaser. As a condition to including the Shares in the Registration Statement, the Company shall have received an undertaking from each Purchaser, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7.4(a)) each other seller, if any, the Company, and each director of the Company and each officer of the Company, with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser specifically stating that it is for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 7.4(b) shall be limited to the amount of proceeds received by such indemnifying party giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Purchaser.

     (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 7.4 (a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 7.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that any indemnified party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both the Company and an indemnified party is, or is reasonably likely to become, a party, such indemnified party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action or proceeding if (a) there are or may be legal defenses available to such


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

     indemnified party or to other indemnified parties that are different from or additional to those available to the Company or (b) any actual conflict exists between the Company and such indemnified party that would make such separate representation advisable; provided, however, that the Company may limit the fees and expenses that it pays in any one legal action or group of related legal actions to those fees and expenses of one firm of attorneys (together with appropriate local counsel), which firm of attorneys (together with appropriate legal counsel) shall be designated in writing by a majority of the indemnified parties who are a party to, or are reasonably likely to become parties to, such legal action or group of related legal actions. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party.

     (d) Contribution. If the indemnification provided for in this Section 7.4 shall for any reason be held by a court to be unavailable to an indemnified party under Section 7.4(a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 7.4(a) or (b), the indemnified party and the indemnifying party under Section 7.4(a) or (b) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the Purchaser which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and each Purchaser from the offering of the securities covered by such Registration Statement, provided, that for purposes of this clause (ii), the relative benefits received by each Purchaser shall be deemed not to exceed the amount of proceeds received by such Purchaser. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Purchaser's obligation to contribute as provided in this Section 7.4(d) is several in proportion to the relative value of its respective Shares covered by such Registration Statement and not joint. In addition, no person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld.

     (e) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 7.4 (with appropriate modifications) shall be given by the Company and each Purchaser with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Act.

     (f) Indemnification Payments. The indemnification and contribution required by this Section 7.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

Section 8. Board Representation.

     Upon Closing, the Purchaser shall, collectively, have no right to designate any member of the Company's board of directors.

Section 9. Entirety and Modification.

     This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, whether oral or written, between the parties hereto relating to such subject matter. No modification, alteration, amendment, or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto.

Section 10. Successors and Assigns.

     This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, their successors and permitted assigns, heirs, and personal representatives.

Section 11. Governing Law.

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the date first written above.

                                                 PURCHASER: CHINAMERICA FUND, LP



                                                 By: /S/Christopher Efird
                                                    ----------------------------
                                                 Name: Christopher Efird
                                                 Title: Managing Director



                                                 STEVEN S. TAILOR, Jr.



                                                 By: /s/ Steven Taylor
                                                    ----------------------------



COMPANY:                                         BASIC EMPIRE CORPORATION



                                                 By: /s/ Chang Yu
                                                    ----------------------------
                                                 Name: Chang Yu
                                                 Title: CEO

                     Schedule A to Stock Purchase Agreement





PURCHASER                                     INVESTMENT AMOUNT NUMBER OF SHARES





CHINAMERICA FUND, LP                          $250,000                   168,226


STEVEN TAILOR                                 $100,000                    67,290












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